As filed with the Securities and Exchange Commission on May 22, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22282

Cook & Bynum Funds Trust
(Exact name of registrant as specified in charter)

820 Shades Creek Parkway, Suite 2450
Birmingham, AL 35209
(Address of principal executive offices) (Zip code)

Mr. J. Dowe Bynum
820 Shades Creek Parkway, Suite 2450
Birmingham, AL 35209
(Name and address of agent for service)

With copies to:

Timothy Selby
Alston & Bird LLP
90 Park Ave
New York, NY 10016

205-994-2815
 (Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2015

Date of reporting period:  March 31, 2015

Item 1. Reports to Stockholders.

Semi-Annual Report  |  March 31, 2015

Table of Contents

Shareholder Letter	1

Manager Commentary	8

Disclosure of Fund Expenses	12

Schedule of Investments	14

Statement of Assets and Liabilities	17

Statement of Operations	18

Statements of Changes in Net Assets	19

Financial Highlights	20

Notes to Financial Statements	22

Additional Information	32

The Cook & Bynum Fund	Shareholder Letter
March 31, 2015 (Unaudited)

Dear Partners:

For the six month period ended March 31, 2015, The Cook & Bynum Fund (the “Fund”) fell 2.6 % net of all costs. The S&P 500 plus Dividends (“S&P”) gained 5.9% over the same period. For the one-year period ended March 31, 2015, the Fund gained 1.6% compared to a gain of 12.7% for the S&P, while the Fund returned 6.5% on an annualized basis versus 16.1% for the S&P during the three-year period ended March 31, 2015.  Since inception on July 1, 2009 through March 31, 2015, the Fund is up 10.8% per annum compared to 17.5% for the S&P.

Past performance is not indicative of future results and current performance may be lower or higher that the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more of less than their original cost. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the net annual operating expenses at 1.49%. Per the Prospectus dated January 28, 2015, the gross expense ratio is 1.76%. This agreement is in effect through February 1, 2017.

Portfolio Update

We made two changes of note to the Fund’s portfolio during the six month period.  As mentioned in our previous letter, in early October we sold about half of the Fund’s position in Microsoft.  The appreciation of the company’s stock price had outpaced the growth of its intrinsic value and increased the position’s size in the portfolio, which had become too large given the compressed discount between (stock) price and (intrinsic) value.   We also slightly added to the stake in Coca-Cola Embonor as the strengthening dollar provided an opportunity to increase our ownership in the company at an attractive price.  While this appreciation in the US dollar has increased the Fund’s purchasing power for potential foreign investments, it has both (i) adversely impacted the US dollar-translated earnings of several of the Fund’s businesses that earn, on a look-through basis, a majority of their profits abroad, and (ii) marked down the prices of the Fund’s foreign holdings in dollar terms.

Overall, Mr. Market remains exuberant, and in general global equities continue to trade at prices that offer poor risk-reward profiles.  We maintain a stable of “on-deck” businesses to which we can rapidly deploy capital when conditions

The Cook & Bynum Fund	Shareholder Letter
March 31, 2015 (Unaudited)

change, and a further-strengthened dollar may give us some nearer-term opportunities in foreign-domiciled businesses.  One of the many virtues of being a patient investor is that one’s opportunity set is not constrained by time.

The Mystery of the Missing Goods

A Brief Introduction to Price Controls

Consumers see the price of a good as an expense and therefore price increases as a burden.  Producers see prices as income and therefore price reductions as a threat.  This healthy tension between buyers and sellers, signaled through prices, coordinates economic activity.  When the quantity demanded by consumers at a certain price equals the quantity producers are willing to supply at that same price, the market for that good has reached equilibrium.  Instead of this optimal result, at various times governments are persuaded to fix prices for the benefit of either consumers or producers.  If the price is fixed below the equilibrium price (seemingly to the benefit of consumers), producers will not supply as much product as is demanded – leading to a shortage.  When the price is too low to allocate a good to all the willing consumers, alternative methods must be used to decide who gets the good.  This apportioning can be achieved through rationing, long lines, lottery, violence, etc.  If the price is fixed too high, producers will supply more product than is demanded at that price, and the excess will inefficiently pile up or be wasted.

Case Studies in Price Controls

Venezuelan news accounts are increasingly highlighting the scarcity of basic foodstuffs and hygienic products in the country.  The situation, which only continues to deteriorate, is a direct result of a series of government policies that are having dire consequences for the country.  Continuing the programs of Hugo Chavez, the current regime, led by Nicolas Maduro, has maintained unsustainable levels of government spending to attract populist political support.  The primary source of government revenue is the nationalized oil industry, so as the price of oil has fallen, deficits have exploded.  Such fiscal irresponsibility has led to an inflation rate of over 64% per annum.  Remarkably, the official exchange rate dictated by Maduro’s government

The Cook & Bynum Fund	Shareholder Letter
March 31, 2015 (Unaudited)

remains unchanged at about 6.3 bolivars to the dollar for most imported goods and transactions.  There exist two parallel official markets that supposedly allow certain transactions to occur at 12 or 196 bolivares per dollar, but the amounts allowed to be converted are too little to be useful for commerce.  The black market rate, however, is over 272 bolivars to the dollar, meaning the real free-market value of the currency is barely 2% of the government-dictated value.

As the real exchange rate diverges from the artificial government peg, economic actors outside of Venezuela ignore the fake exchange rate and demand US dollars for their goods.  Retailers, whose revenues are in depreciated bolivars, must raise prices because of this requirement to pay dollars for their inventory.  The government’s response has been to decry profiteering due to these increased prices (ignoring the actual costs of the goods for the retailer) and to impose price controls on basic goods like cooking oil, soap, and toilet paper.  With both the capped prices and the artificial exchange rate, goods are required to be sold well below their real cost of procurement. Because they are being forced to lose money on every transaction, these importers simply quit providing the goods.  Predictably, shortages have resulted, forcing distraught consumers to queue in multi-hour lines to try to buy – often unsuccessfully – even a small allotted quantity of their everyday necessities.  The backlash has been intense, and consumers are nearing revolt.  The government’s reaction has been to (i) cast blame on anyone or anything other than its own policies, and (ii) heavily police stores both to make sure price caps and rationing are enforced and to contain any fighting over price-controlled staples.  This series of events illustrate how price controls have both destructive first order effects (shortages if too low, surpluses if too high) and equally pernicious higher-order effects (lines, violence, criminalization of formerly normal activities, use of force to impose the policies, etc.).  It is instructive to note that shelves in Venezuela remain stocked with televisions, imported cheeses, and many other goods that are neither price controlled at retail nor subject to the 6.3 bolivar per dollar exchange peg.

Readers of a certain age will remember living through one of the United States’ attempts at price controls in the not-too-distant past.  Gas lines in the 1970’s were a product of our government’s foolish attempt to keep oil “affordable” during the 1970’s OPEC oil embargo.  OPEC nations cut production, restricted sales to the United States (and others), and eventually nationalized many private oil businesses.  To simplify slightly, the United States government limited the price of oil that had already been discovered.  Predictably, this oil was withheld from the market, which led to shortages.  The government’s response was to ration the amount of oil (and therefore gasoline) available to the states, even to the point of allowing gas purchases

The Cook & Bynum Fund	Shareholder Letter
March 31, 2015 (Unaudited)

only on certain days based on the last digit of one’s license plate.  The government went on to compound its mistakes by making the export of domestic oil illegal, which did not do much to help increase the supply but did turn a previously legal activity into a criminal one that then had to be policed.  Not until price controls were removed did the price of gasoline move to its market-clearing level, with shortages vanishing soon thereafter.

Because oil is among the most important goods in the world, having an unfettered, market-clearing price for it is important for the functioning of the global economy.  Last summer, most market participants believed oil was correctly priced at around $100/barrel, as it had been trading near that level for several years.  Scarcely six months later, oil traded at $45/barrel – and has only recently recovered to $58/barrel  We do not know which price is “correct,” but we doubt the ability of any body of “experts” to determine the right price of oil – just as US government representatives failed to get it right during the embargo.

Price Controls & Money – Broader Implications

Money is a good that acts as a medium of exchange in transactions as well as a temporary store of value; it is, in fact, arguably the most important good in an economy.  Although it may not be natural to think about money in this way, like any other good it has a price, which is expressed in the yield curve – interest rates at each duration.

  Current Yield Curves for Selected Countries

The Cook & Bynum Fund	Shareholder Letter
March 31, 2015 (Unaudited)

Politicians around the world have a long history of establishing central banks whose primary function is to set the price of money.  Using a seemingly ever-expanding set of tools, these bankers manipulate interest rates to try to dial in the smooth upward trends they desire to see in their favorite macroeconomic aggregates – employment levels, GDP, inflation, etc.  Central banks are generally administered by smart, well-intentioned economists, and we do not presume malice or incompetence on their part.  But the job of assessing the correct price for bread, oil, or money at any given time is simply impossible for a committee.  Prices are a function of the actions of all market participants responding to their particular set of constraints regarding resources and time preferences for consumption.  And these participants continually change their decisions based on their unique opportunity costs.  The yield curve in an unfettered market for money is simply a snapshot of the aggregated time preference of these individual actors in an economy.  A committee trying to manipulate this curve to fit its preference suffers from two critical shortcomings.  One, it lacks the perfect knowledge required to set the equilibrium yield curve.  Two, by manipulating the curve, the committee’s choices change the market participants’ behavior in unpredictable ways, which either negates or compounds the manipulation or causes other unintended consequences in the economy.  Betraying an underlying hubris in their personal ability to fix the correct price for money, these economists have forgotten Friedrich von Hayek’s observation, “The curious task of economics is to demonstrate to men how little they really know about what they imagine they can design.”

Central bank interventions in the various world markets continue to impact global interest rates, as shown in this updated table of 10-year sovereign bond rates from our last letter:

The Cook & Bynum Fund	Shareholder Letter
March 31, 2015 (Unaudited)

Through so-called “Quantitative Easing,” a technical euphemism for printing money to fund government expenditures, central banks – especially the Federal Reserve, the European Central Bank, the Bank of England, and Bank of Japan – have freely and aggressively created more than US$7 trillion worth of dollars, euro, pounds, and yen out of thin air to buy up government bonds in their respective currencies.  As previously noted, this buying has driven both short-term and long-term interest rates to historic lows, including a series of bond issues being driven to negative prevailing rates.  The central banks are setting price controls on the value of money.

Ceteris paribus, if the price of money goes down (i.e. interest rates decline), the opportunity cost for all assets in that currency fall.  Consequently, the prices of these assets should appreciate.  Note that this decline in interest rates has no effect on the productivity of capital or labor.  The market simply moves to reflect the current rate environment and its expectations.  Accordingly, the primary effect of current major central bank policy has been to drive financial asset prices to new highs.  Future returns from an asset are inversely correlated with the price paid for it, so this induced appreciation has reduced future investment returns.

We are agnostic about the correct price of money, and it does vary.  Central bankers might even get it right from time to time.  But the current yield curve reflects negative real rates of return (nominal interest rates minus expected inflation), and we are certain that the world has a positive time preference for money.  That is, people must be compensated to defer consumption, and this preference for current consumption requires real interest rates to be positive.  While in a truly deflationary environment nominal interest rates can be negative, real interest rates must revert to positive in the long run.

At some point the disjunction between a positive time preference and negative real rates must be resolved.  History suggests that the resolution of this disjunction is likely to be painful, but we offer no expectations about the timing of such a resolution.  In addition and perhaps most importantly, the rates of return currently offered by nearly every asset class are inadequate if risk-free, real interest rates revert to positive.  Given this dearth of attractive opportunities, our cash position has naturally grown, but we expect to deploy this cash rapidly and profitably when this disjunction is resolved.  In the interim, we are unwilling to imperil capital in overvalued securities where rates of return are insufficient for the risks taken.  We are grateful that our investors share this preference for doing what makes sense in the long run.  It would be much more difficult for us to fulfill our fiduciary duty if we felt pressured to chase short-term performance thereby risking permanent losses of capital.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2015 (Unaudited)

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund.  We invest substantially all of our liquid net worth alongside our investors to align, as closely as possible, our incentives with your goals.  We eschew leverage to minimize risk and to maximize long-term returns.  We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain.  In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment.  If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us.  Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

J. Dowe Bynum

The Cook & Bynum Fund	Manager Commentary
March 31, 2015 (Unaudited)

As of March 31, 2015, the unaudited net asset value (NAV) attributable to the 8,750,133 shares outstanding of The Cook & Bynum Fund (“Fund”) was $15.06 per share.  This NAV compares with an audited NAV of $16.05 per share as of the Fund’s Annual Report dated September 30, 2014.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 3.31.15

Average Annual Total Return
	1 Year	3 Year	Since Inception(1)
The Cook & Bynum Fund	1.62%	6.50%	10.77%
S&P 500 Index(2)	12.73%	16.11%	17.50%

(1)	Fund inception date of July 1, 2009.
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.  The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.  You cannot invest directly in an index.

As of March 31, 2015 the gross and net expense ratios of the Fund were 1.75% and 1.49%, respectively. Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%. This agreement is in effect through February 1, 2017.

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee

The Cook & Bynum Fund	Manager Commentary
March 31, 2015 (Unaudited)

waivers in effect, and any contractual expense reimbursements. Without these waivers and reimbursements, performance would have been lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Many factors affect performance including changes in market conditions in response to economic, political, or financial developments. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values, and there is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas could result in higher short-term volatility relative to the S&P.

The following chart shows the asset and geographic allocations as a percentage of net assets.  Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 3.31.15

The Cook & Bynum Fund	Manager Commentary
March 31, 2015 (Unaudited)

Portfolio Changes for the six months ended 3.31.15

New Holdings	Eliminations
None	Coca-Cola Embonor – Class A

We sold the Fund’s Class A shares of Coca Cola Embonor during the period, which represented only 0.1% of the Fund’s assets.  We decided from a liquidity perspective that it was better for the Fund to only own Embonor’s more liquid Class B shares, which continue to be a core holding at 4.6% of the Fund’s total assets (as of 3/31/15).  We hope to continue to be shareholders in this business for some time to come.

In early October, we sold roughly half of the Fund’s position in Microsoft as appreciation reduced the stock’s discount to our assessment of its intrinsic value and made the holding too large of a position in the portfolio at the prevailing stock price.  This transaction was the only meaningful change to the Fund’s portfolio.

Performance Contribution

Walmart was the best performing holding during the period followed by a much smaller gain in Berkshire Hathaway.  The largest decliner during the period was Microsoft, which remains a sizeable holding for the Fund even after we trimmed the position in October.  Arca Continental also meaningfully declined, as a big drop in the price of the peso overwhelmed an increase in the stock’s nominal price.  Coca Cola, Proctor & Gamble  and Coca Cola Embonor also contributed negatively to the Fund’s performance.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities to the extent that CBCM believes that we are able to find businesses with appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (i.e. U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when suitable equity investments

The Cook & Bynum Fund	Manager Commentary
March 31, 2015 (Unaudited)

present themselves. At period end, the Fund had 42.2% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury Bills). CBCM anticipates that this percentage of assets invested in cash equivalents is higher than the average will be over time, but we will not buy other securities without the appropriate return profile and discount to our appraisal of their intrinsic value. There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio managers and their spouses have a significant personal stake in the Fund. Your portfolio managers do not invest with outside managers or hold individual stocks. Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain a prospectus, which contains this and other information, call 1-877-839-COBY or visit www.cookandbynum.com/cobyx. Read the prospectus carefully before investing.

The Cook & Bynum Fund	Disclosure of Fund Expenses
March 31, 2015 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from October 1, 2014 through March 31, 2015.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

The Cook & Bynum Fund	Disclosure of Fund Expenses
March 31, 2015 (Unaudited)

		Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	10/1/2014 to	Expense
	10/1/14	3/31/15	3/31/2015(1)	Ratio
Actual Fund Return	$1,000.00	$ 973.80	$7.33	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.50	$7.49	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (182), then divided by 365.

The Cook & Bynum Fund	Schedule of Investments
March 31, 2015 (Unaudited)

Description	Shares	Value
DOMESTIC COMMON STOCKS (44.0%)
Household Products (3.4%)
Procter & Gamble Co.	55,600	$4,555,864

Hypermarkets and Supercenters (14.2%)
Wal-Mart Stores, Inc.	228,000	18,753,000

Multi-Sector Holdings (5.4%)
Berkshire Hathaway, Inc. – Class B(1)	49,000	7,071,680

Soft Drink Manufacturing (11.2%)
Coca-Cola Co.	364,700	14,788,585

Software (9.8%)
Microsoft Corp.	316,564	12,869,910
TOTAL DOMESTIC COMMON STOCKS
(Cost $41,062,005)		$58,039,039

FOREIGN COMMON STOCKS (13.8%)
Soft Drink Bottling and Distribution (13.8%)
Arca Continental SAB de CV(1)	1,960,754	$12,057,477
Coca Cola Embonor – Class B	4,179,957	6,091,827
		18,149,304
TOTAL FOREIGN COMMON STOCKS
(Cost $15,500,249)		$18,149,304

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Schedule of Investments
March 31, 2015 (Unaudited)

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (41.8%)
U.S. TREASURY BILLS (41.8%)
0.000%, 04/02/2015(1)	$16,750,000	$16,750,000
0.000%, 04/30/2015(1)	38,300,000	38,299,830
TOTAL SHORT-TERM INVESTMENTS
(Cost $55,049,830)		$55,049,830
TOTAL INVESTMENTS (99.6%)
(Cost $111,612,084)		$131,238,173
TOTAL CASH INCLUDING
FOREIGN CURRENCY (0.4%)		508,234
TOTAL OTHER ASSETS
LESS LIABILITIES (0.0%)(2)		34,742
NET ASSETS (100.0%)		$131,781,149

(1)	Non-income producing security.
(2)	Less than 0.05%

Common Abbreviations:
SAB de CV – Sociedad Anonima Bursatil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

(This Page Intentionally Left Blank.)

The Cook & Bynum Fund	Statement of Assets and Liabilities
March 31, 2015 (Unaudited)

ASSETS:
Investments, at value (cost $111,612,084)	$131,238,173
Cash	445,365
Foreign currency, at value (cost $69,638)	62,869
Receivable for capital shares sold	2,630
Dividends and interest receivable	232,071
Prepaid expenses	16,219
Total Assets	131,997,327

LIABILITIES:
Payable for capital shares redeemed	10,618
Accrued investment advisory fees, net of waiver	136,359
Other payables and accrued expenses	69,201
Total Liabilities	216,178
Net Assets	$131,781,149

COMPOSITION OF NET ASSETS:
Paid-in capital	$112,988,966
Accumulated undistributed net investment loss	(678,365)
Accumulated net realized loss on investments
and foreign currency transactions	(148,772)
Net unrealized appreciation (depreciation) on
investments and foreign currency translation
Investments securities	21,519,864
Foreign currency translation	(1,900,544)
Net Assets	$131,781,149

Shares of common stock outstanding
(unlimited number of shares authorized)	8,749,602
Net Asset Value Per Share	$15.06

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Operations
For the Six Months Ended March 31, 2015 (Unaudited)

INVESTMENT INCOME:
Dividends	$720,583
Interest	1,168
Total Investment Income	721,751

EXPENSES:
Investment adviser fees	1,068,312
Fund accounting and administration fees	56,651
Transfer agent fees and expenses	31,995
Federal and state registration fees	15,501
Legal fees	14,582
Trustee fees	13,912
Custody fees	13,638
Insurance fees	12,829
Service fees	8,599
Auditing and tax fees	8,255
Printing fees	6,681
Chief compliance officer fees	4,103
Miscellaneous expense	2,409
Total expenses before reimbursement	1,257,467
Less fees reimbursed by investment advisor	(189,155)
Net Expenses	1,068,312
Net Investment Loss	(346,561)

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain on:
Investment securities	4,712,937
Foreign currency transactions	1,330
Total	4,714,267
Net change in unrealized depreciation on:
Investments securities	(6,767,882)
Foreign currency translation	(1,223,816)
Total	(7,991,698)
Net Realized and Unrealized Loss on Investments
and Foreign Currency Transactions	(3,277,431)
Net Decrease in Net Asset from Operations	$(3,623,992)

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	March 31,	Year Ended
	2015	September 30,
	(Unaudited)	2014
FROM OPERATIONS:
Net investment loss	$(346,561)	$(184,789)
Net realized gain on investments
and foreign currency transactions	4,714,267	604,828
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency translation	(7,991,698)	12,352,690
Net Decrease in Net Assets
from Operations	(3,623,992)	12,772,729

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(125,960)
From net realized losses	(5,430,208)	(3,155,366)
Total distributions	(5,430,208)	(3,281,326)

CAPITAL SHARE TRANSACTIONS
(NOTE 6):
Proceeds from shares sold	3,103,709	21,577,852
Dividends reinvested	4,441,747	2,760,402
Value of shares redeemed	(13,761,509)	(14,779,281)
Net Increase (Decrease) Resulting from
Capital Transactions	(6,216,053)	9,558,973
Redemption fees	363	2,300
Net Increase (Decrease) in Net Assets	(15,269,890)	19,052,676
NET ASSETS:
Beginning of period	147,051,039	127,998,363
End of period*	$131,781,149	$147,051,039
* Including accumulated undistributed
net investment loss of	$(678,365)	$(331,804)

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

	For the Six
	Months Ended
	March 30,
	2015
	(Unaudited)
Net Asset Value – Beginning of Period	$16.05
Income from Investment Operations
Net investment loss(1)	(0.04)
Net realized and unrealized gain on investments
and foreign currency transactions and translations(1)	(0.36)
Total Income from Investment Operations	(0.40)

Distributions to Shareholders
Net investment income	—
Net realized gains	(0.59)
Total Distributions	(0.59)

Capital Share Transactions
Redemption fees added to paid-in capital	—	(2)
Total Capital Share Transactions	—	(2)
Net Asset Value – End of Period	$15.06
Total Return	-2.62	%(3)
Ratios and Supplemental Data:
Net assets, at end of period (000s)	$131,781
Ratios to average net assets:
Expenses including reimbursement/waiver	1.49	%(4)
Expenses excluding reimbursement/waiver	1.75	%(4)
Net investment loss including
reimbursement/waiver	(0.48	)%(4)
Net investment loss excluding
reimbursement/waiver	(0.74	)%(4)
Portfolio turnover rate	1	%(3)

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Not annualized.
(4)	Annualized.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,
2014	2013	2012	2011	2010
$14.99	$14.88	$12.99	$11.94	$10.39

(0.02)	(0.01)	(0.03)	(0.02)	(0.02)

1.44	0.65	2.64	1.26	1.69
1.42	0.64	2.61	1.24	1.67

(0.01)	—	—	(0.01)	—
(0.35)	(0.53)	(0.72)	(0.18)	(0.12)
(0.36)	(0.53)	(0.72)	(0.19)	(0.12)

— (2)	— (2)	— (2)	— (2)	— (2)
— (2)	— (2)	— (2)	— (2)	— (2)
$16.05	$14.99	$14.88	$12.99	$11.94
9.64%	4.55%	20.97%	10.49%	16.11%

$147,051	$127,998	$94,299	$56,675	$36,868

1.49%	1.57%	1.88%	1.88%	1.88%
1.76%	1.81%	2.12%	2.53%	3.35%

(0.13)%	(0.06)%	(0.25)%	(0.15)%	(0.17)%

(0.40)%	(0.30)%	(0.49)%	(0.80)%	(1.64)%
6%	20%	25%	39%	31%

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2015 (Unaudited)

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009.  The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”).  The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”).  The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision.  The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares being offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation:  Equity securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange.  To the extent domestic and foreign equity securities are actively traded, they are categorized in Level 1 of the fair value hierarchy.  Debt securities, including short-term investments with maturities greater than 60 days, are stated at fair value as furnished by an independent pricing service based upon modeling techniques utilizing similar securities or by dealers who make markets in such securities and are categorized in Level 2 of the fair value hierarchy.  Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium, and are categorized in level 2 of the fair value hierarchy.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2015 (Unaudited)

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board of Trustees and/or its designee.  The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.  In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy.  In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2015 (Unaudited)

C. Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2015:

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2015 (Unaudited)

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$58,039,039	$—	$—	$58,039,039
Foreign
Common Stocks	18,149,304	—	—	18,149,304
Short-Term
Investments	—	55,049,830	—	55,049,830
TOTAL	$76,188,343	$55,049,830	$—	$131,238,173

(1)	Please refer to the schedule of investments to view securities by industry type.

During the period ended March 31, 2015, there were no transfers between Level 1 and 2 securities.  The Fund evaluates transfers into or out of Level 1 and Level 2 as of the end of the reporting period.  All securities of the Fund were valued using Level 1 and Level 2 inputs during the six months ended March 31, 2015.  Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income and Other:  Security transactions are recorded on the trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

E. Federal Income Taxes:  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2014, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2015 (Unaudited)

penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2011.

F. Distributions to Shareholders:  Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Actual results could differ from those estimates.

H. Share Valuation:  The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading.  The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains.  Accordingly, no provision has been made for federal income taxes.  Passive foreign investment companies, foreign currency, and certain other investments could create book-to-tax differences that may have an impact on the character of each Fund’s distributions.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2015 (Unaudited)

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013
Ordinary Income	$80,151	$—
Long-Term Capital Gains	3,201,175	2,965,757
Total	$3,281,326	$2,965,757

Reclassifications:  The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  Accordingly, for the year ended September 30, 2014, certain differences were reclassified.  These differences were due to net operating losses reclassified to reduce short term capital gains and currency gains reclassified to ordinary income; the amounts reclassified did not affect net assets.  The reclassifications were as follows:

Increase/(Decrease) Accumulated net investment income/(loss)	$(21,055)
Increase/(Decrease) Accumulated net realized gain/(loss)
on investments and foreign currency transactions	$21,055

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2015 (Unaudited)

B. Tax Basis of Investments:  As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments and foreign currency	$118,932,709
Gross unrealized appreciation	28,754,344
Gross unrealized depreciation	(1,201,095)
Net tax unrealized appreciation	27,553,249
Undistributed ordinary income	—
Undistributed long-term capital gains	625,622
Accumulated earnings	625,622
Other accumulated gains (losses)	(332,488)
Total accumulated earnings	$27,846,383

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st,  and other ordinary income attributable to the portion of the taxable year after December 31st. For the fiscal year ended September 30, 2014, the Fund elected to defer on a tax basis, late-year ordinary losses in the amount of $331,804. There were no post-October losses for the fiscal year ended September 30, 2014.

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement dated May 27, 2009 (“Management Agreement”) with the Adviser.  The Management Agreement has been renewed through May 26, 2016.  Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund.  At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.  The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2015 (Unaudited)

Fund.  The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund’s portfolio.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund.  The management fee is paid at an annual rate equal to 1.49% of the average daily net assets of the Fund.  Prior to January 1, 2013 the management fee was equal to 1.50% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.49% of average daily net assets through February 1, 2016. Prior to January 1, 2013 the Fund’s net annual operating expenses were 1.88% of average daily net assets.  Without this agreement, expenses for shares of the Fund would be higher.  The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.49%, but only to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets.  The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred.  For the six months ended March 31, 2015, and years ended September 30, 2014, September 30, 2013, and September 30, 2012, the Adviser may in the future recover fee reductions and expense reimbursements totaling, $189,155, $380,171, $247,157, $170,892, respectively, from the Fund.  The adviser may recover these amounts no later than September 30, 2018, 2017, 2016, and 2015, respectively.  As of September 30, 2014, $301,508 of previously waived fees have expired. However, when the Adviser lowered the management fee charged to the Fund to 1.49% to match the total expense ratio cap, the Adviser essentially internalized the Fund’s cost structure and implicitly eliminated its ability to recapture any of the Fund’s organizational expenses or previously waived fees and expenses.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.  An employee of the Adviser serves as Chief Compliance Officer for the Trust. An employee of U.S. Bancorp Fund Services, LLC also serves as an Officer of the Trust.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2015 (Unaudited)

The Fund has entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS.  Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting, and custody services.

Additionally, the Fund has entered into a Distribution Agreement with BHIL Distributors, Inc. (an affiliate of Beacon Hill Fund Services, Inc.).

Line of Credit:  The Fund has established a line of credit (“LoC”) with U.S. Bank, N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral.  The LoC will mature, unless renewed, on June 14, 2016.  Borrowing under the LoC is limited to the lesser of $14,000,000, 10% of the gross market value of the Fund or 33 1/3% of the net market value of the unencumbered assets of the Fund.  The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 3 1/4% at March 31, 2015.  During the six months ended March 31, 2015, the Fund did not borrow on the LoC.

5. INVESTMENT TRANSACTIONS

During the six months ended March 31, 2015, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $516,721, and $14,544,695, respectively.  There were no purchases or sales of long-term U.S. Government securities for the six months ended March 31, 2015.

6. SHARES OF BENEFICIAL INTEREST

On March 31, 2015, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund.  Transactions in shares of beneficial interest were as follows:

	For the Six	For the
	Months Ended	Year Ended
	March 31, 2015	September 30,
	(Unaudited)	2014
Beginning Shares	9,161,416	8,540,258
Shares Sold	196,593	1,407,511
Shares Issued in Reinvestment
of Distributions	283,636	181,248
Total	9,641,645	10,129,017
Less Shares Redeemed	(892,043)	(967,601)
Ending Shares	8,749,602	9,161,416

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2015 (Unaudited)

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2015, Charles Schwab & Co. owned, of record or beneficially, approximately 68% of the Fund’s shares.

8. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.  The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors.

9. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no adjustments were required to the financial statements.

The Cook & Bynum Fund	Additional Information
March 31, 2015 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $7,500 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30 is available without charge, upon request, by calling 1-877-839-2629 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction
The Fund designated 100% of dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2014 as dividends qualifying for the dividends received deduction to corporate shareholders.

Qualified Dividend Income
The Fund designated 100% of dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2014 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Cook & Bynum Fund	Additional Information
March 31, 2015 (Unaudited)

The Fund did not designate any of the taxable ordinary income distributions as short-term capital gain distributions pursuant to Section 871 (k)(2)(C) of the Internal Revenue Code.

5. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware.  Information pertaining to the Trustees and Officers of the Trust are set forth on the following page.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.”  Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

The Cook & Bynum Fund	Additional Information
March 31, 2015 (Unaudited)

Interested Trustees and Officers
# of
Portfolios
		Term of		in Fund	Other
Name,	Position(s)	Office and		Complex	Director/
Age and	Held with	Length of	Principal Occupation	Overseen	Trustee
Address*	the Trust	Time Served**	During Past Five Years	by Trustee	Positions
Interested Trustees
J. Dowe	Trustee,	Mr. Bynum	Mr. Bynum has been a	1	None
Bynum^	Vice	has served	Principal of and Portfolio
Year of	President,	as a Trustee	Manager for Cook & Byum
Birth:	Secretary	of the Trust	Capital Management, LLC
1978		since March	(“CBCM”) since 2006. From
		2009.	August 2001 to December 2006,
Mr. Bynum managed individual
accounts at Cook & Bynum
Capital Mgt., LLC, which also
served as sub-advisor to private
investment funds Gullane Capital
Partners LLC and Gullane
Capital Partners Encore LLC.

Independent Trustees
Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn has been Non-	1	Non-
Ogburn		has served	Executive Chairman of the		Executive
Year of		as a Trustee	Board of Crawford & Company		Chairman,
Birth:		of the Trust	since January 1, 2010.		Crawford &
1955		since May	From 2001 to 2010, he was		Company
		2010.	Executive Director at the
international investment firm
Arcapita, Inc. Before joining
Arcapita. Mr. Ogburn spent
more than 15 years at The
Robinson-Humphrey
Company, Inc., an investment
banking firm.

Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law firm
Year of		as a Trustee	of Bainbridge, Mims,
Birth: 1958		of the Trust	Rogers & Smith LLP
		since March	since January 1990.
2009.

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
^	Mr. Bynum is an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

The Cook & Bynum Fund	Additional Information
March 31, 2015 (Unaudited)

# of
Portfolios
		Term of		in Fund	Other
Name,	Position(s)	Office and		Complex	Director/
Age and	Held with	Length of	Principal Occupation	Overseen	Trustee
Address*	the Trust	Time Served**	During Past Five Years	by Trustee	Positions
Donald P.	Trustee	Mr. Carson	Managing Director of The	1	None
Carson		has served	Ansley Capital Group LLC and
Year of		as a Trustee	a Principal of Ansley Equity
Birth:		of the Trust	Partners, LLC since 2014.
1949		since April	Mr. Carson has been the
		2014.	Principal at each of Ansley
Securities LLC (broker-dealer)
and Don Carson Associates,
LLC (a financial advisory
services firm) since May 2013.
Prior to that, Mr. Carson
served as President of RFA
Management Company LLC
from September 2003 to
April 2013.

Term of
Name,	Position(s)	Office and
Age and	Held with	Length of	Principal Occupation
Address*	the Trust	Time Served**	During Past Five Years
Officers
Richard P.	President	Mr. Cook	Mr. Cook has been a Principal of and Portfolio
Cook		has served	Manager for Cook & Bynum Capital Management, LLC
Year of		as President	since 2006. From August 2001 to December 2006,
Birth:		of the Trust	Mr. Cook managed individual accounts at Cook &
1978		since March	Bynum Capital Mgt., LLC, which also served as
		2009.	sub-advisor to private investment funds Gullane
Capital Partners LLC and Gullane Capital Partners
Encore LLC.

David A.	Vice	Mr. Hobbs has	Since May 2010, Mr. Hobbs has served as a Principal
Hobbs	President	served as	and President of CBCM. From June 2003 to May 2010,
Year of		Vice	he was a Principal of Founders Investment Banking,
Birth:		President	LLC.
1977		of the Trust
since January
2011.

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

The Cook & Bynum Fund	Additional Information
March 31, 2015 (Unaudited)

Term of
Name,	Position(s)	Office and
Age and	Held with	Length of	Principal Occupation
Address*	the Trust	Time Served**	During Past Five Years
Ashley A.	Vice	Ms. Morris	Ms. Morris joined CBCM in 2009 and is currently
Morris	President,	has served	Director of Fund Operations for CBCM as well as
Year of	Chief	as Vice	CCO of both the Fund and CBCM.
Birth:	Compliance	President
1975	Officer,	and Assistant
	Assistant	Secretary of
	Secretary	the Trust
since May
2009. Ms.
Morris has
served as Chief
Compliance
Officer of
the Trust
since May
2012.

Jason F.	Treasurer	Mr. Hadler	Mr. Hadler joined USBFS in 2003 and is currently a
Hadler		has served	Senior Vice President.
Year of		as Treasurer
Birth:		of the Trust
1975		since May
c/o U.S. Bancorp Fund	2012.
Services, LLC
P.O. Box 701
Milwaukee, WI
53201-0701
*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

(This Page Intentionally Left Blank.)

The Cook & Bynum Fund

Semi-Annual Report  |  March 31, 2015

Fund distributed by BHIL Distributors, Inc.
www.cookandbynum.com/cobyx  |  877-839-COBY (2629)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable to semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cook & Bynum Funds Trust

By (Signature and Title)                      /s/Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date     05/19/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date     05/19/2015

By (Signature and Title)                      /s/Jason F. Hadler
Jason F. Hadler,
Treasurer (Principal Financial Officer)

Date     05/19/2015